                                   Davis New York
                                     Venture Fund




                                   Semi-Annual Report
                                     January 31, 1998






[WALL ST. LOGO]







                                   DAVIS
                                   =====
                                   FUNDS

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

Dear Shareholder:

Market Overview

While 1997 was another strong year for stocks, volatility increased markedly in the latter part of the year. We think 1998 could be a time when money managers will earn their money every day, every week, every month. The market has never been up 20% for more than three years in a row. So the odds are it will be in a trading range in 1998.

The financial turmoil in Asia has triggered concerns that the crisis will hurt U.S. exports and corporate earnings as markets are flooded with cheap Asian imports. Certainly the crisis will mean earnings disruptions and even bankruptcies for companies in the Far East. But U.S. companies with a longer view may be able to gain market share through acquisitions and joint ventures in Southeast Asian markets with exciting growth potential over the next 20 or 30 years. So what was impossible during good times because of these countries' closed economic systems may become possible now that Asian companies need U.S. capital and ingenuity to get back on track.

We have enjoyed a long bull market with a lack of major corrections, and we are entering a period when expectations should be lower. But we believe that the bullish case for equities remains intact and that any market weakness next year may merely be the pause that refreshes.

Investors' greatest fear should not be a correction, but a financial bubble where stock valuations inflate to unrealistic levels and then crash, as they did in 1973 and 1974. A market correction would allow us to buy the same businesses at bargain prices, and that should be welcomed, not feared.

When merchandise goes on sale in stores, people are happy to buy it thinking they are getting a bargain. But when stocks or industry groups go on sale, people get nervous rather than using those times as buying opportunities. Most investors should adopt a long-term perspective and make it a habit to invest regularly every week or every month, without trying to second-guess short-term market developments. That is the way to benefit from the power of compounding over decades.(1)

At Davis Selected Advisers, our focus has always been on serving the best interest of our shareholders, and the means by which we accomplish this is through thorough research. We concentrate on finding good businesses with strong managements, and we think three years or even 30 years ahead, not 30 days or three months ahead.

If you take a 30-year view of the market, assume a starting level of 8,000 for the Dow and compound that figure at 7% annually--not an unreasonable growth rate based on past performance--the Dow would be at 64,000 in three decades. If you start that process with the Dow at 6,000 and compound that amount at 7% a year, the Dow would reach 48,000 in 30 years.(2)

Either figure is so far ahead of where the market is today that we think it is pointless to worry about the next 2,000 points on the Dow. That is why we intend to remain committed owners of equities in 1998.

Sincerely,

/s/ Shelby M.C. Davis
------------------------
Shelby M.C. Davis
Chief Investment Officer

February 24, 1998

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

o The Davis New York Venture Fund's Class A shares returned .42% on net asset value for the six-month period and 23.75% for the one-year period ended January 31, 1998.(3) This compares with returns of 3.56% and 26.99%, respectively, for the Standard & Poor's 500 Index during the same time periods.2

o As long-term investors, our objective is to build wealth through multi-year compounding of growth. Since the fund was founded on February 17, 1969, its Class A shares have outperformed the S&P 500 Index in 22 out of 29 years.

o The fund's Class A shares rank in the top 3 of the 75 growth funds tracked by Lipper Analytical Services since February 28, 1969. The fund has also been in the top 10% of all growth funds for the last three, five, 10, 15, 20 and 25 years, which we believe is an unsurpassed record of consistency.(4)

o Furthermore, the Davis New York Venture Fund won a place on the U.S. News Honor Roll of "Best Funds for the Long Haul." According to U.S. News, the equity funds on this honor roll "share a remarkable achievement: All have placed in the top funds in their categories in the magazine's 'Best Funds for the Long Haul' each year for the last three years."(5)

o In addition, as of December 31, 1997, the fund's Class A shares held Morningstar's highest overall rating of ***** (five stars) for risk-adjusted performance out of 2,364 domestic equity funds.(6)

o  According to Morningstar, "Davis New York Venture Fund hasn't been spoiled by success....The fund's appeal is obvious.  Its top-decile 1997 ranking makes the third year in a row it has been tops in its category
   ....[Chris] Davis is proving his worth as day-to-day manager, and Shelby
   Davis remains involved in shaping the fund."(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER

Q.  How would you describe the market's behavior in 1997?

A. Two characteristics defined the market in 1997. The first was sloppy thinking--that is, the belief that stocks can keep going up faster than earnings per share because of expanding price/earning multiples...that earnings per share can keep going up faster than revenue because of share repurchases, margin expansion and financial engineering...that revenue can keep growing faster than units sold because of price increases. This dynamic cannot go on forever.

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER-CONTINUED

The flaws in that "new-era" thinking are apparent now. Companies clearly have little pricing power today. Margins are near all-time highs, and long overdue changes in accounting for executive options may put further pressure on the expense line. In addition, the benefits of downsizing, reengineering and write-offs, as well as the easy benefits of international expansion and a depreciating dollar, are largely behind us. So perhaps the "easy" gains are behind us as the fundamentals catch up with stock market valuations.

The second defining characteristic of the market in 1997 was volatility--but, in our mind, that can be a good thing. To quote from a story (originally attributable to Ben Graham) that Warren Buffett recounted at the annual meeting of Berkshire Hathaway:

"Just imagine that when you buy a stock, you've bought into a business where you have this obliging partner who comes around every day and offers you a price at which he'll either buy or sell....No one ever does that in a private
business....But, in the stock market, you get it. Well, that's a huge advantage. And it's a bigger advantage if this partner of yours is a heavy drinking manic depressive. In fact, the crazier he is, the more money you're going to make. So, as an investor, you should love volatility."(8)

Q.  What changes do you anticipate in investor focus going forward?

A. We expect to see a much greater emphasis on old-fashioned investment basics, rather than on new-era thinking. And we intend to continue with the investment approach that has been successfully employed by the Davis family in bull and bear markets during the past 50 years. Most importantly, we recognize that stocks are not merely pieces of paper but represent ownership interests in businesses. As a result, our investment process focuses on two simple questions: What kind of businesses do we want to own and how much should we pay for them?

The kinds of businesses we want to own are those with: first-class management, high returns on capital, a lean expense structure, a dominant or growing share in a growing market, products or services that do not become obsolete, a strong balance sheet, and successful international operations.

In terms of how much to pay, we want to buy stocks of those businesses for considerably less than they are worth. No business is a good buy regardless of the price. Almost 50 years ago, Ben Graham advised investors to buy stocks as they buy groceries, not perfume. That means using common sense, rather than emotion, to buy more when there is a sale and to substitute other selections when prices rise--rather than thinking a high price enhances mystique, as many people do when buying perfume.

We base stock valuations on the return we would expect to earn if we bought the entire business, and we focus on the owner's cash earnings relative to the purchase price. That is, we look at how much money we could put in our pocket at the end of the year if we owned the whole business, after spending what was required to maintain the business' competitive position. Then we determine what that amount represents as a percentage of the current market capitalization, including debt. This is also known as the earnings yield.

To our way of thinking, growth and value are two sides of the same coin. What we are looking for is the opportunity to buy growth at value prices.

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER-CONTINUED

Q. Given today's slow-growth economy and a market that places huge premiums on the shares of growing companies, how do you find growth at reasonable prices?

A. While it is difficult now to find both growth and value in the same stock, we have identified five themes that offer the opportunity to buy when prices are low.

The first theme we call "growth in disguise"--a phrase my grandfather often used. It includes companies that are not known as growth companies but that have been transformed into growth companies by fundamental changes in their markets or the economy. This theme would encompass financial services companies, which are benefiting from favorable long-term demographic trends as baby boomers enter their peak earning and investing years. It would also include oil services companies, which are now emerging from a 17-year bear market.

The second theme is "growth under a cloud". Short-term disappointments or controversy can mask a company's strong long-term prospects. We believe this may be the case with McDonald's, which is struggling domestically but has a dominant international brand position.(9)

A third theme is "restructured growth". This theme has been played across American industry in the last 10 years, and was certainly evident with IBM and American Express, both large holdings of ours.9

A fourth theme is "growth delayed". This refers to companies with the enviable problem of having so much business that temporary bottlenecks hurt near-term results. Burlington Northern and Boeing, for example, have been caught by surprise at the strength of their businesses, and that has created short-term operating problems. Hopefully, a year from now investors will realize that these times were really buying opportunities.

The final theme is "volatile growth". Technology is truly one of the great growth engines of our economy, with the use of technology expanding at a staggering rate every year while its price is cut in half. Because of high growth rates, short-term results may be volatile. But, as mentioned above, volatility is often an investor's ally.

Q.  What is your long-term outlook?

A. Fundamentally, we remain optimists, but we believe that investors must moderate their expectations. The kind of results the market has posted in the last three years cannot continue, based on the value of the underlying businesses. However, this is not necessarily bad news. In fact, between 1966 and 1997, the Dow Jones Industrial Average, excluding dividends, compounded at only 7%--a rate far below what many would guess. Yet if even this modest growth rate were sustained for the next 30 years, the Dow would trade at 64,000. So more moderate expectations need not be cause for despair!

-------------------------

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

This Semi-Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Davis New York Venture Fund. This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis New York Venture Fund which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Neither dollar cost averaging, nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.

(2) Definition of Indices:

I. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. The Dow Jones is calculated by adding the closing prices of the component stocks and using a divisor that is adjusted for splits and stock dividends equal to 10% or more of the market value of an issue as well as substitutions and mergers. The average is quoted in points, not in dollars. Over the past 30 years the Dow Jones Industrial Average increased at an average annual rate of approximately 7% without reinvesting dividends. Past performance is not a guarantee of future results.

II. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500 Index.

III. Lipper Growth Fund Index is composed of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

(3) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

* (Without a 4.75% Load taken into consideration for the period ended January 31, 1998)
FUND NAME                   6 MONTH        1 YEAR          5 YEAR          10 YEAR         INCEPTION
New York Venture A          .42%           23.75%          21.00%          20.32%          14.96% - 02/17/69

** (With a 4.75% Load taken into consideration for the period ended January 31, 1998)

FUND NAME                   6 MONTH        1 YEAR          5 YEAR          10 YEAR         INCEPTION
New York Venture A          -4.34%         17.87%          19.83%          19.74%          14.76% - 02/17/69

(4) Since its inception, the Davis New York Venture Fund ranked 3 out of
75 funds in the Lipper "Growth Funds" category. For the one year period ended 12/31/97, the Davis New York Venture Fund ranked 82nd among the 820 funds, for three years it was 15th among 511 funds, for five years it was 18th among 311 funds, for ten years it ranked 6th among 181 funds, for fifteen years it ranked 2nd among 116 funds, for twenty years it was 4th among 103 funds and for twenty-five years it ranked 8th out of 96 funds in the Lipper "Growth Funds" category.

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

(5) Source: U.S. News & World Report, February 2, 1998 using Kanon Bloch Carre', a Boston consulting firm. The firm uses an "overall performance index," or OPI. A fund's OPI is a measure both of its investment returns over the past 1, 3 5, and 10 years (relative to similar funds) and its overall volatility - the extent to which returns have moved up and down. Each fund is also graded on "downside volatility" (how often it has lost ground and how much ground was lost) and on how it compared with its peers during recent market drops. Funds are ranked in each of 22 categories and a fund has to be at least three years old as of 12/31/97 with assets of $25 million or more and has to be accessible to average investors; funds requiring minimum investments of $100,000 or more are excluded.

(6) Morningstar proprietary ratings reflect historical risk-adjusted performance as of January 31, 1998. The ratings are subject to change every month, Morningstar ratings are calculated from a fund's 3, 5 and 10 year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the next 10% receive one star. The Class A shares of the Davis New York Venture Fund received five stars (among 680 funds) for the 10-year period, four stars (among 1,315 funds) for the five-year period, and four stars (among 2,364 funds) for the three-year period. Star ratings for the fund's other classes of shares may vary and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.

(7) Source: Morningstar Mutual Funds, December 5, 1997.

(8) For a transcript of Mr. Buffet's comments, we suggest subscribing to Outstanding Investor Digest.

(9) Portfolio holdings are subject to change.

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS
January  31, 1998 (Unaudited)

=============================================================================================================
                                                                                                      VALUE
      SHARES                                     SECURITY                                            (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCK - (88.11%)

    AEROSPACE - (0.85%)
    1,483,000        Boeing Co...........................................................   $      70,535,188
                                                                                            -----------------
    AGRICULTURE - (1.14%)
    3,989,571        Archer-Daniels-Midland Co...........................................          84,030,339
      344,400        Corn Products International, Inc. ...................................         11,020,800
                                                                                            -----------------
                                                                                                   95,051,139
                                                                                            -----------------
    BANKS AND SAVINGS & LOANS - (12.71%)
    1,779,643        Banc One Corp.......................................................          99,437,553
    2,993,400        BankAmerica Corp....................................................         212,718,488
    1,752,171        Citicorp............................................................         208,508,349
       30,000        First Union Corp....................................................           1,441,875
      474,400        Golden West Financial Corp. ........................................          40,057,150
       21,494        NationsBank Corp. ..................................................           1,289,625
    1,035,100        State Street Corp...................................................          57,965,600
      582,000        TCF Financial Corporation...........................................          18,587,625
      853,700        U.S. Bancorp........................................................          93,480,150
    1,053,100        Wells Fargo & Co....................................................         325,407,900
                                                                                            -----------------
                                                                                                1,058,894,315
                                                                                            -----------------
    BUILDING MATERIALS - (3.14%)
    2,348,500        Martin Marietta Material, Inc.......................................          89,243,000
    3,494,700        Masco Corporation...................................................         172,113,975
                                                                                            -----------------
                                                                                                  261,356,975
                                                                                            -----------------
    CHEMICALS - (0.01%)
        6,000        Dow Chemical Co.....................................................             540,000
                                                                                            -----------------
    CONSUMER PRODUCTS - (5.23%)
       80,200        Coca-Cola Company...................................................           5,192,950
       30,000        Fortune Brands, Inc.................................................           1,147,500
       30,000        Gallaher Group PLC - ADR*...........................................             693,750
       15,640        Nestle S.A. (Switzerland) ADR (144A)................................           1,247,992
       10,800        Nestle S.A. (Switzerland)...........................................          17,168,887
    2,002,600        Nestle S.A. (Switzerland) (Sponsored ADR for Reg. Shrs.)............         159,797,267
    1,932,600        Nike, Inc...........................................................          77,424,788
    4,168,800        Philip Morris Cos., Inc.............................................         173,005,200
                                                                                            -----------------
                                                                                                  435,678,334
                                                                                            -----------------
    DIVERSIFIED - (0.07%)
       80,240        General Electric Co.................................................           6,218,600
                                                                                            -----------------

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
January  31, 1998 (Unaudited)

=============================================================================================================
                                                                                                      VALUE
      SHARES                                     SECURITY                                            (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    DIVERSIFIED FINANCIAL SERVICES - (6.43%)
    2,967,000        American Express Co.................................................   $     248,300,813
    2,205,600        Freddie Mac ........................................................          98,149,200
    3,817,681        Travelers Group Inc.................................................         188,975,210
                                                                                            -----------------
                                                                                                  535,425,223
                                                                                            -----------------
    ELECTRONICS - (3.82%)
    3,281,600        Applied Materials,  Inc. ...........................................         107,574,950
      680,874        Molex Incorporated..................................................          18,596,371
    3,518,000        Texas Instruments Inc...............................................         192,170,750
                                                                                            -----------------
                                                                                                  318,342,071
                                                                                            -----------------
ENERGY - (9.32%)
       13,200        Amerada Hess Corp. .................................................             721,875
        9,600        Amoco Corp. ........................................................             781,200
       32,200        Atlantic Richfield Co. .............................................           2,394,875
      532,858        British Petroleum Company PLC - ADR.................................          42,795,158
    2,755,000        Burlington Resources, Inc...........................................         117,776,250
       52,200        Chevron Corp........................................................           3,905,213
    1,392,300        Cooper Cameron Corp.*...............................................          71,616,431
    1,342,340        EVI, Inc.*..........................................................          54,196,978
      160,800        Exxon Corp..........................................................           9,537,450
    3,276,700        Halliburton Co......................................................         147,246,706
      358,500        McDermott International, Inc. ......................................          11,427,188
      446,400        J. Ray McDermott, S.A...............................................          15,986,700
       16,000        Mobil Corp..........................................................           1,090,000
      290,300        Nabors Industries, Inc.*............................................           6,949,056
    1,621,870        Noble Affiliates, Inc.........................................                58,995,521
    1,102,500        Pioneer Natural Res.................................................          23,910,469
    1,939,200        Schlumberger Ltd....................................................         142,894,800
    1,282,600        Smith International Inc.*...........................................          63,649,025
       16,000        Sonat, Inc..........................................................             699,000
                                                                                            -----------------
                                                                                                  776,573,895
                                                                                            -----------------
    FOOD & RESTAURANT - (3.47%)
    5,435,400        McDonald's Corp.....................................................         256,143,225
    1,805,000        Tyson Foods, Inc....................................................          32,602,813
                                                                                            -----------------
                                                                                                  288,746,038
                                                                                            -----------------
    INTERNATIONAL CLOSED-END INVESTMENT COMPANY - (0.33%)
    3,284,900        Morgan Stanley Asia Pacific Fund Inc................................          27,511,038
                                                                                            -----------------

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
January  31, 1998 (Unaudited)

=============================================================================================================
                                                                                                      VALUE
      SHARES                                     SECURITY                                            (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    INVESTMENT FIRMS - (3.54%)
      692,500        Donaldson, Lufkin & Jenrette, Inc...................................   $      48,691,406
      531,300        J.P. Morgan & Co., Inc..............................................          53,760,919
    3,294,190        Morgan Stanley, Dean Witter & Discover Co...........................         192,298,341
                                                                                            -----------------
                                                                                                  294,750,666
                                                                                            -----------------
    LIFE INSURANCE - (1.25%)
    2,586,475        SunAmerica, Inc.....................................................         103,943,964
                                                                                            -----------------
    MANUFACTURING - (0.01%)
       30,000        Maytag Corp.........................................................           1,153,125
                                                                                            -----------------
    MARKETING - (0.00%)
        1,666        ACNielsen Corp.*....................................................              36,027
                                                                                            -----------------
    PAPER PRODUCTS - (0.02%)
       12,000        International Paper Co..............................................             548,250
       16,300        Union Camp Corp.....................................................             932,156
                                                                                            -----------------
                                                                                                    1,480,406
                                                                                            -----------------
    PHARMACEUTICAL AND HEALTH CARE - (6.07%)
      517,000        American Home Products Corp. .......................................          49,341,188
      335,000        Bristol-Myers Squibb Co.............................................          33,395,313
        5,000        Cognizant Corp.....................................................              226,875
      391,200        Eli Lilly & Co......................................................          26,406,000
      364,900        Johnson & Johnson...................................................          24,425,494
      164,500        Merck & Co., Inc....................................................          19,287,625
      820,300        Novartis AG - ADR...................................................          70,084,381
    1,203,200        Pfizer, Inc.........................................................          98,587,200
    2,917,600        SmithKline Beecham PLC - ADR........................................         183,991,150
                                                                                            -----------------
                                                                                                  505,745,226
                                                                                            -----------------
    PROPERTY/CASUALTY INSURANCE - (7.83%)
    1,180,358        The Allstate Corp...................................................         104,461,683
      359,887        American International Group, Inc...................................          39,700,035
    1,158,050        W.R. Berkley Corp...................................................          47,552,428
    1,043,300        Chubb Corp..........................................................          79,225,594
    1,055,200        General Re Corp.....................................................         219,613,500
      581,600        Progressive Corp. (Ohio)............................................          63,612,500
      826,700        Transatlantic Holdings Inc..........................................          59,160,719
      847,100        20th Century Industries, Inc........................................          23,507,025
      323,300        UNUM Corp...........................................................          15,720,463
                                                                                            -----------------
                                                                                                  652,553,947
                                                                                            -----------------

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
January  31, 1998 (Unaudited)

=============================================================================================================
                                                                                                      VALUE
      SHARES                                     SECURITY                                            (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    PUBLISHING - (2.24%)
        5,000        Dun & Bradstreet Corp..............................................    $         159,375
    1,224,700        Gannett Co., Inc....................................................          74,094,350
      976,100        Harcourt General, Inc...............................................          52,038,331
      972,400        The News Corporation Limited - ADR..................................          24,188,450
      581,600        Tribune Co..........................................................          35,332,200
        1,000        Washington Post Co., Class B........................................             487,000
                                                                                            -----------------
                                                                                                  186,299,706
                                                                                            -----------------
    REAL ESTATE - (3.79%)
      293,560        Crescent Operating, Inc.*...........................................           5,935,416
    2,935,700        Crescent Real Estate Equities, Inc..................................         103,116,463
      310,000        Federal Realty Investment Trust.....................................           7,672,500
    1,944,500        General Growth Properties...........................................          71,460,375
       70,700        Kimco Realty Corp...................................................           2,439,150
    2,039,700        Rouse Company.......................................................          68,584,913
      344,300        United Dominion Realty Trust, Inc...................................           4,777,163
    1,048,800        Vornado Realty Trust................................................          47,720,400
      100,700        Weingarten Realty, Investors........................................           4,430,800
                                                                                            -----------------
                                                                                                  316,137,180
                                                                                            -----------------
    SATELLITE TELECOMMUNICATIONS - (0.24%)
      144,256        Global Star Telecommunications*.....................................           8,213,576
      546,000        Loral Space & Communications*.......................................          12,046,125
                                                                                            -----------------
                                                                                                   20,259,701
                                                                                            -----------------
    TECHNOLOGY - (8.48%)
    4,665,200        Hewlett-Packard Co..................................................         279,912,000
    1,022,700        Intel Corp..........................................................          82,870,659
    2,664,400        International Business Machines Corp................................         262,942,975
    2,234,500        Novellus Systems, Inc.*.............................................          80,651,484
                                                                                            -----------------
                                                                                                  706,377,118
                                                                                            -----------------
    TELECOMMUNICATIONS - (4.31%)
    2,687,000        AirTouch Communications, Inc.*......................................         117,892,125
    2,305,300        Motorola, Inc.......................................................         137,021,269
      850,300        Qwest Communications International, Inc. ...........................          60,477,588
       10,000        SBC Communications, Inc.............................................             777,500
    1,941,100        360 (Degree) Communication Company*.................................          42,582,881
                                                                                            -----------------
                                                                                                  358,751,363
                                                                                            -----------------
    TRANSPORTATION - (3.78%)
    1,954,600        Burlington Northern Santa Fe Corp...................................         169,561,550
    1,374,450        Illinois Central Corp...............................................          45,700,463
    1,660,300        Union Pacific Corp..................................................          99,618,000
                                                                                            -----------------
                                                                                                  314,880,013
                                                                                            -----------------

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
January  31, 1998 (Unaudited)

==============================================================================================================
                                                                                                       VALUE
SHARES/PRINCIPAL                                 SECURITY                                             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    UTILITIES - (0.03%)
       10,000        Carolina Power & Light Co. .........................................   $         406,250
       12,000        Duke Power Corp.....................................................             650,250
       12,000        Edison International ...............................................             322,500
        8,000        Enova Corp. ........................................................             203,000
        6,000        New England Electric System.........................................             252,000
       16,800        Southern Co. .......................................................             408,450
        9,000        Wisconsin Energy Corp. .............................................             248,063
                                                                                            -----------------
                                                                                                    2,490,513
                                                                                            -----------------
    WASTE MANAGEMENT - (0.00%)
       12,000        Waste Management Inc................................................             282,000
                                                                                            -----------------

                          Total Common Stocks - (identified cost $ 5,288,245,330)........       7,340,013,771
                                                                                            -----------------


PREFERRED STOCK - (0.44%)

      162,856        AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd..............          10,728,139
       50,200        Banc One Corp., $3.50, Ser. C Conv. Pfd.............................           5,415,325
      200,600        Devon Financing Trust, 6.50%, Conv. Pfd.............................          13,540,500
       65,200        Rouse Co., Ser. B Conv. Pfd.........................................           3,357,800
       60,200        Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd.......................           3,958,150
                                                                                            -----------------

                          Total Preferred Stocks - (identified cost $30,156,691).........          36,999,914
                                                                                            -----------------


SHORT TERM INVESTMENTS - (11.07%)

$  20,000,000        Federal Farm Credit Bank Discount Note, 5.42%, 02/10/98..............         19,969,889
   50,000,000        Federal Home Loan Bank Discount Note, 5.37%, 02/04/98...............          49,970,167
   28,150,000        Federal Home Loan Bank Discount Note, 5.35%, 02/11/98...............          28,103,983

   35,775,000        Federal Home Loan Bank Discount Note, 5.66%, 02/13/98...............          35,701,880
   16,140,000        Federal Home Loan Bank Discount Note, 5.34%, 02/23/98...............          16,084,936

   32,930,000        Federal Home Loan Mortgage Corporation Discount Note,

                          5.36%, 02/03/98................................................          32,915,291

   27,350,000        Federal Home Loan Mortgage Corporation Discount Note,

                          5.32%, 02/05/98................................................          27,329,791

    9,660,000        Federal Home Loan Mortgage Corporation Discount Note,

                          5.64%, 02/06/98................................................           9,650,920


DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
January  31, 1998 (Unaudited)

===============================================================================================================
                                                                                                        VALUE
      PRINCIPAL                                  SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED

$   30,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.34%, 02/17/98................................................   $      29,924,350
    24,325,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.41%, 02/19/98................................................          24,255,545
    35,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.37%, 02/20/98................................................          34,895,583
    50,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.39%, 02/24/98................................................          49,820,333
    35,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.42%, 02/26/98................................................          34,862,994
    50,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.38%, 03/05/98................................................          49,753,417
    18,515,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.35%, 03/06/98................................................          18,421,448
    36,845,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.38%, 03/10/98................................................          36,635,761
    22,525,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.32%, 03/12/98................................................          22,391,852
    35,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.36%, 03/16/98................................................          34,770,711
    17,900,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.33%, 03/20/98................................................          17,772,791
    30,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.375%, 03/26/98...............................................          29,758,125
    38,540,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.36%, 03/31/98................................................          38,201,448
    46,400,000        Federal National Mortgage Association Discount Note,
                           5.35%, 02/02/98................................................          46,386,209
    44,070,000        Federal National Mortgage Association Discount Note,
                           5.43%, 02/09/98................................................          44,010,175
    30,000,000        Federal National Mortgage Association Discount Note,
                           5.43%, 02/10/98................................................          29,954,750
    28,950,000        Federal National Mortgage Association Discount Note,
                           5.65%, 02/12/98................................................          28,895,478
    15,401,000        Federal National Mortgage Association Discount Note,
                           5.34%, 02/18/98................................................          15,359,879
    41,960,000        Federal National Mortgage Association Discount Note,
                           5.42%, 02/25/98................................................          41,802,067
    49,950,000        Federal National Mortgage Association Discount Note,
                           5.62%, 02/27/98................................................          49,739,461

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
January  31, 1998 (Unaudited)

===============================================================================================================
                                                                                                        VALUE
      PRINCIPAL                                  SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED

$   17,400,000        Federal National Mortgage Association Discount Note,
                           5.33%, 03/24/98................................................   $      17,266,039
     7,750,000        Federal National Mortgage Association Discount Note,
                           5.38%, 03/27/98................................................           7,686,299
                                                                                             -----------------

                           Total Short Term Investments -
                               (identified cost $922,291,572).............................         922,291,572
                                                                                             -----------------



                           Total Investments - (identified cost $6,240,693,593)(99.62%)(a)       8,299,305,257
                           Other Assets Less Liabilities- (0.38%).........................          31,512,153
                                                                                             -----------------
                                    Net Assets - (100%)...................................   $   8,330,817,410
                                                                                             =================







(a) Aggregate cost for Federal Income Tax purposes is $6,240,666,300. At
January 31, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                      Unrealized appreciation.............................................   $   2,148,632,373
                      Unrealized depreciation.............................................         (89,993,416)
                                                                                             -----------------
                           Net appreciation...............................................   $   2,058,638,957
                                                                                             =================


* Non-Income Producing Security












SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 1998 (Unaudited)

==============================================================================================================
ASSETS:
     Investments in securities, at value (identified cost $6,240,693,593) (Note 1)........   $   8,299,305,257
     Cash.................................................................................             634,931
     Receivables:
         Capital stock sold...............................................................          74,086,961
         Dividends and interest...........................................................           5,775,821
     Note receivable (Note 7).............................................................           1,500,000
     Other assets.........................................................................              86,864
                                                                                             -----------------
              Total assets................................................................   $   8,381,389,834
                                                                                              ----------------

LIABILITIES:
     Payables:
         Investment securities purchased..................................................          32,369,750
         Capital stock reacquired.........................................................          11,382,638
     Accrued expenses.....................................................................           6,744,217
     Other liabilities....................................................................              75,819
                                                                                             -----------------
              Total liabilities...........................................................          50,572,424
                                                                                             -----------------

NET ASSETS ...............................................................................   $   8,330,817,410
                                                                                             =================

NET ASSETS CONSIST OF:
     Deficit in undistributed net investment income.......................................   $     (21,235,148)
     Unrealized appreciation on investments...............................................       2,058,611,664
     Accumulated net realized gains  from investments and  foreign currency transactions..          12,177,033
     Paid-in capital......................................................................       6,281,263,861
                                                                                             -----------------
              Net assets..................................................................   $   8,330,817,410
                                                                                             =================

     CLASS A SHARES
         Net assets.......................................................................   $   4,847,166,073
         Shares outstanding...............................................................         220,743,794
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   21.96
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $21.96)...........................           $   23.06
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   1,880,944,372
         Shares outstanding...............................................................          86,380,901
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   21.78
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $     861,696,620
         Shares outstanding...............................................................          39,437,410
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   21.85
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $     741,010,345
         Shares outstanding...............................................................          33,459,027
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   22.15
                                                                                                     =========




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended January  31, 1998 (Unaudited)

==============================================================================================================
INVESTMENT INCOME:
     Income:
         Dividends........................................................................   $      44,639,090
         Interest ........................................................................          21,939,256
                                                                                             -----------------
                 Total income.............................................................          66,578,346

     Expenses:

         Management fees (Note 3)........................................  $    19,723,363
         Custodian fees..................................................          581,908
         Transfer agent fees
              Class A....................................................        2,232,279
              Class B....................................................        1,726,004
              Class C....................................................          463,268
              Class Y....................................................            1,372
         Audit fees......................................................           20,806
         Legal fees......................................................           83,257
         Accounting fees (Note 3)........................................          216,666
         Reports to shareholders.........................................          267,169
         Directors fees and expenses.....................................           98,303
         Registration and filing fees....................................          656,161
         Miscellaneous...................................................           40,517
         Service fees paid under distribution plan (Note 4)

              Class A....................................................        4,301,001
              Class B....................................................        7,585,329
              Class C....................................................        3,535,837
                                                                           ---------------
                  Total expenses..........................................................          41,533,240
         Fee Reduction (Note 6)...........................................................             (31,998)
                                                                                             -----------------
              Net expenses................................................................          41,501,242
                                                                                             -----------------
                  Net investment income...................................................          25,077,104
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain (loss) from:

         Investment transactions..........................................................          97,190,449
         Foreign currency  transactions...................................................              (1,408)
     Net decrease in unrealized appreciation of
         investments during  the year.....................................................         (98,834,741)
                                                                                             -----------------
     Net realized and unrealized gain (loss) on investments...............................          (1,645,700)
                                                                                             -----------------
                  Net increase in net assets resulting from operations....................   $      23,431,404
                                                                                             =================




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

==============================================================================================================
                                                                                  SIX
                                                                              MONTHS ENDED
                                                                               JANUARY 31,       YEAR ENDED
                                                                                  1998             JULY 31,
                                                                              (UNAUDITED)           1997
                                                                              -----------           ----
OPERATIONS:
     Net investment income.............................................   $     25,077,104   $      31,227,796
     Net realized gain from investments and
         foreign currency  transactions................................         97,189,041         284,576,600
     Increase (decrease)  in unrealized appreciation of investments....        (98,834,741)      1,574,058,965
                                                                          ----------------   -----------------
         Net increase in net assets resulting
              from operations..........................................         23,431,404       1,889,863,361



DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income:
         Class A ($0.23 and $0.18 per share, respectively).............        (44,770,304)        (26,255,863)
         Class B ($0.05 and $0.04 per share, respectively).............         (3,420,375)         (1,030,857)
         Class C ($0.06 and $0.04 per share, respectively).............         (1,903,316)           (466,410)
         Class Y ($0.29 and $0.06 per share, respectively).............         (8,520,852)           (154,449)

     Realized gains from investment transactions:
         Class A ($0.83 and $0.70 per share, respectively).............       (161,900,484)       (102,106,133)
         Class B ($0.83 and $0.70 per share, respectively).............        (58,984,889)        (18,040,009)
         Class C ($0.83 and $0.70 per share, respectively).............        (27,202,211)         (8,162,177)
         Class Y ($0.83 and $0.70 per share, respectively).............        (24,556,619)         (1,801,897)

CAPITAL SHARE TRANSACTIONS (NOTE 5)....................................      2,280,732,664       2,068,532,408
                                                                          ----------------   -----------------

         Total increase in net assets..................................      1,972,905,018       3,800,377,974


NET ASSETS:

     Beginning of year.................................................      6,357,912,392       2,557,534,418
                                                                          ----------------   -----------------

     End of year (including undistributed net income (deficit) of
     $ (21,235,148) and $12,302,594, respectively).....................   $  8,330,817,410   $   6,357,912,392
                                                                          ================   =================


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
January  31, 1998 (Unaudited)

===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund invests primarily in common stocks. There is no assurance that the investment objective of the Fund will be achieved. The Fund invests in securities subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in securities of foreign issuers and hedge currency fluctuation risks related thereto. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 1998, were $1,834,084,203 and $316,154,962, respectively.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1998 (Unaudited)

===============================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to the investment adviser at the annual rate of .75% of the average daily net assets for the first $250 million, .65% of the average daily net assets on the next $250 million, .55% of the average daily net assets on the next $2.5 billion, .54% of the average daily net assets on the next $1 billion, .53% of the average daily net assets on the next $1 billion, .52% of the average daily net assets on the next $1 billion, .51% of the average daily net assets on the next $1 billion and .50% of the average daily net assets in excess of $7 billion.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 1998 amounted to $7,002. The Adviser is also paid for certain transfer agent services. The fee for the six months ended January 31, 1998 amounted to $398,774. The Adviser is also paid for certain accounting services. The fee amounted to $216,666 for the six months ended January 31, 1998. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

      Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended January 31, 1998, SCD received $163,338 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended January 31, 1998, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $17,094,135 from commissions earned on sales of Class A shares of the Fund, of which $2,575,396 was retained by the Underwriter and the remaining $14,518,739 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the six months ended January 31, 1998 was $4,301,001.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1998 (Unaudited)

===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays the Distributor a 4% commission on the proceeds from the sale of the Fund's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended January 31, 1998, Class B shares of the Fund made distribution plan payments which included commissions of $5,686,709 and maintenance fees of $1,898,620.

       Commissions earned by the Distributor during the six months ended January 31, 1998 on the sale of Class B shares of the Fund amounted to $28,560,103, of which $28,445,570 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $56,822,967, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 1998 the Distributor received $687,734 in contingent deferred sales charges from Class B shares of the Fund.

         CLASS C SHARES

         Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

         During the six months ended January 31, 1998, Class C shares of the Fund made distribution payments of $3,535,837. During the six months ended January 31, 1998, the Distributor received $169,116 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 1998 (Unaudited)

===============================================================================

NOTE 5 - CAPITAL STOCK

       At January 31, 1998, there were 2,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A
                                                        SIX MONTHS ENDED
                                                        JANUARY 31, 1998                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 1997
                                                 -------------------------------  ------------------------------
                                                     SHARES           AMOUNT         SHARES          AMOUNT
                                                     ------           ------         ------          ------
Shares subscribed..............................     47,015,515  $  1,056,848,384    62,568,994   $1,170,853,844
Shares issued in reinvestment of distributions.      8,250,974       183,666,618     5,802,406      102,355,058
                                                 -------------  ----------------  ------------ ----------------
                                                    55,266,489     1,240,515,002    68,371,400    1,273,208,902
Shares reacquired..............................    (11,543,524)     (258,713,043)  (32,529,756)    (595,232,360)
                                                 -------------  ----------------   ----------- ----------------
     Net increase..............................     43,722,965  $    981,801,959    35,841,644 $    677,976,542
                                                 =============  ================  ============ ================

CLASS B
                                                        SIX MONTHS ENDED
                                                        JANUARY 31, 1998                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 1997
                                                  ------------------------------  -----------------------------
                                                     SHARES           AMOUNT         SHARES          AMOUNT
                                                     ------           ------         ------          ------
Shares subscribed..............................     32,752,339  $    728,752,838    35,141,408  $   659,411,142
Shares issued in reinvestment of distributions.      2,676,782        59,183,581       710,105       12,448,299
                                                  ------------  ----------------  ------------  ---------------
                                                    35,429,121       787,936,419    35,851,513      671,859,441
Shares reacquired                                   (1,881,147)      (41,648,481)   (2,169,646)     (39,943,226)
                                                  ------------  ----------------  ------------  ---------------
     Net increase..............................     33,547,974  $    746,287,938    33,681,867  $   631,916,215
                                                  ============  ================  ============  ===============

CLASS C
                                                        SIX MONTHS ENDED
                                                        JANUARY 31, 1998                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 1997
                                                  ------------------------------  -----------------------------
                                                     SHARES           AMOUNT         SHARES          AMOUNT
                                                     ------           ------         ------          ------
Shares subscribed..............................     14,325,006  $    319,871,830    18,485,151  $   345,126,337
Shares issued in reinvestment of distributions.      1,214,972        26,948,485       275,156        4,837,597
                                                  ------------  ----------------  ------------  ---------------
                                                    15,539,978       346,820,315    18,760,307      349,963,934
Shares reacquired..............................     (1,335,124)      (29,649,685)   (1,280,225)     (23,652,939)
                                                  ------------  ----------------  ------------  ---------------
     Net increase..............................     14,204,854  $    317,170,630    17,480,082  $   326,310,995
                                                  ============  ================  ============  ===============


DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1998  (Unaudited)

===============================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS Y
                                                        SIX MONTHS ENDED
                                                        JANUARY 31, 1998                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 1997
                                                  ------------------------------  -----------------------------
                                                     SHARES           AMOUNT         SHARES          AMOUNT
                                                     ------           ------         ------          ------
Shares subscribed..............................     10,932,202  $    248,182,259    25,413,416  $  480,571,559
Shares issued in reinvestment of distributions.      1,277,781        28,673,414        38,351         681,489
                                                  ------------  ----------------  ------------  --------------
                                                    12,209,983       276,855,673    25,451,767     481,253,048
Shares reacquired..............................     (1,832,788)      (41,383,536)   (2,369,935)    (48,924,392)
                                                  ------------  ----------------  ------------  --------------
          Net increase ........................     10,377,195  $    235,472,137    23,081,832  $  432,328,656
                                                  ============  ================  ============  ==============

NOTE 6 - CUSTODY FEES

          Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $31,998 during the six months ended January 31, 1998.

NOTE 7 - NOTE RECEIVABLE

          At January 31, 1998, Davis New York Venture Fund owned a note receivable from the Robert Plan Corporation in the amount of $1,500,000. Principal plus accrued interest at 5% over the prime rate of The Chase Manhattan Bank is payable in eight equal installments on January 31, 1997, April 30, 1997, July 31, 1997, October 31, 1997, January 30, 1998, April 30,
1998, July 31, 1998 and October 30, 1998.

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

     An annual meeting of shareholders was held on October 6, 1997. Matters submitted for approval included ratification of the selection of Tait, Weller & Baker as the Fund's auditors for the year ending July 31, 1998 and election of Wesley E. Bass, Jr., Jeremy H. Biggs, Marc P. Blum, Andrew A. Davis, Christopher C. Davis, Eugene M. Feinblatt, Jerry D. Geist, D. James Guzy, G. Bernard Hamilton, LeRoy E. Hoffberger, Laurence W. Levine, Christian R. Sonne and Edwin R. Werner as directors of the Fund. With respect to ratification of the selection of auditors, 3,654,888,951 votes were cast in favor, 17,276,537 votes were cast against and 93,145,444 votes abstained. With respect to the election of Mr. Bass, 3,700,554,098 votes were cast in favor 64,756,833 votes were withheld. With respect to the election of Mr. Biggs, 3,706,632,673 votes were cast in favor and 58,678,258 votes were withheld. With respect to the election of Mr. Blum, 3,706,640,060 votes were cast in favor and 58,892,471 votes were withheld. With respect to the election of Mr. A. Davis, 3,706,010,625 votes were cast in favor and 59,300,306 votes were withheld. With respect to the election of Mr. C. Davis, 3,705,312,937 votes were cast in favor and 59,997,995 votes were withheld. With respect to the election of Mr. Feinblatt, 3,705,444,690 votes were cast in favor and 59,866,242 votes were withheld. With respect to the election of Mr. Geist, 3,703,475,015 votes were cast in favor and 61,835,918 votes were withheld. With respect to the election of Mr. Guzy, 3,706,590,296 votes were cast in favor and 58,720,635 votes were withheld. With respect to the election of Mr. Hamilton, 3,705,909,835 votes were cast in favor and 59,401,096 votes were withheld. With respect to the election of Mr. Hoffberger, 3,706,132,275 votes were cast in favor and 59,178,651 votes were withheld. With respect to the election of Mr. Levine, 3,703,760,198 votes were cast in favor and 61,550,733 votes were withheld. With respect to the election of Mr. Sonne, 3,704,194,874 votes were cast in favor and 61,116,058 votes were withheld. With respect to the election of Mr. Werner, 3,703,036,934 votes were cast in favor and 62,273,998 votes were withheld.

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A

===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED                      YEAR ENDED JULY 31,
                                             1/31/98    ---------------------------------------------------
                                           (UNAUDITED)     1997      1996      1995      1994       1993
                                           -----------     ----      ----      ----      ----       ----

Net Asset Value, Beginning of Period.....  $   22.91    $  15.24  $  14.56   $  12.04   $  12.08   $  10.70
                                           ---------    --------  --------   --------   --------   --------

Income From Investment Operations
---------------------------------
     Net Investment Income...............        .11         .18       .20        .14        .16        .10
     Net Gains on Securities
       (both realized and unrealized)....       -           8.37      1.64       2.95        .54       1.98
                                           ---------    --------  --------   --------   --------   --------
       Total From Investment Operations..        .11        8.55      1.84       3.09        .70       2.08

Less Distributions
------------------
     Dividends (from net investment
       income)...........................       (.23)       (.18)     (.15)      (.12)      (.16)      (.10)
     Distributions from realized capital
       gains.............................       (.83)       (.70)    (1.01)      (.45)      (.58)      (.59)
     Distributions from paid in capital..          -        -         -          -          -          (.01)
                                           ----------   --------- ---------  ---------  ---------  ---------
       Total  Distributions..............      (1.06)       (.88)    (1.16)      (.57)      (.74)      (.70)
                                           ----------   --------- ---------  ---------  ---------  ---------

Net Asset Value, End  of Period..........  $   21.96    $  22.91  $  15.24   $  14.56   $  12.04   $  12.08
                                           =========    ========  ========   ========   ========   ========

Total Return (1).........................       0.42%      57.83%    13.04%     27.21%      5.99%     20.20%
-------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000
       omitted)..........................  4,847,166   4,054,767 2,151,444  1,594,885  1,076,779    738,698

     Ratio of Expenses to  Average Net
        Assets...........................      .91%*        .89%      .87%       .90%       .87%       .89%
     Ratio of Net Income to Average Net
        Assets...........................      .93%*        .98%     1.30%      1.11%      1.19%       .85%
     Portfolio Turnover Rate.............      4.88%      23.54%       19%        15%        13%        24%
     Average Commisison Rate per share...     $.0600      $.0600        -          -          -          -



(1)  Sales charges are not reflected in calculation.

*     Annualized.

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS B

===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                   DECEMBER 1, 1994
                                               SIX MONTHS                           (COMMENCEMENT
                                                  ENDED      YEAR         YEAR      OF OPERATIONS)
                                                 1/31/98     ENDED        ENDED        THROUGH
                                               (UNAUDITED)  7/31/97      7/31/96       7/31/95
                                               -----------  -------      -------       -------
Net Asset Value, Beginning of Period            $  22.64   $   15.08    $   14.43    $    10.88
                                                --------   ---------    ---------    ----------
Income From Investment Operations
---------------------------------
     Net Investment Income (Loss).......             .01         .01          .04          (.01)
     Net Gains on Securities
      (both realized and unrealized) ...             .01        8.29         1.62          3.56
                                                --------   ---------    ---------    ----------
       Total From Investment Operations.             .02        8.30         1.66          3.55

Less Distributions
------------------
     Dividends (from net
       investment income)...............            (.05)       (.04)        -             -
     Distributions from realized

       capital gains....................            (.83)       (.70)       (1.01)         -
                                                --------   ---------    ---------    ----------
       Total  Distributions.............            (.88)       (.74)       (1.01)         -
                                                --------   ---------    ---------    ----------

Net Asset Value, End  of Period.........        $  21.78   $   22.64    $   15.08    $    14.43
                                                ========   =========    =========    ==========

Total Return (1) .......................            0.02%     56.47%      11.81%        26.07%*
------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period
         (000 omitted)..................        1,880,944   1,196,250    288,835        39,857
     Ratio of Expenses to  Average
          Net Assets....................           1.79%*      1.79%(2)    1.73%        1.78%*
     Ratio of Net Income to Average
          Net Assets....................            .05%*       .07%        .44%         .23%*
     Portfolio Turnover Rate............           4.88%      23.54%         19%          15%
     Average Commission Rate
         par share......................           $.0600     $.0600         -            -


(1)  Contingent deferred sales charges are not reflected in calculation.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78%. Prior to 1996, such reductions were reflected in the expense ratios.

*     Annualized.

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS C

===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                      DECEMBER 20, 1994
                                               SIX MONTHS                               (COMMENCEMENT
                                                  ENDED       YEAR         YEAR         OF OPERATIONS)
                                                 1/31/98      ENDED        ENDED          THROUGH
                                               (UNAUDITED)   7/31/97      7/31/96         7/31/95
                                               -----------   -------      -------         -------
Net Asset Value, Beginning of Period            $  22.72     $  15.12     $  14.47      $     11.16
                                                --------     --------     --------      -----------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)........            .02          .02          .04             (.01)
     Net Gains on Securities
       (both realized and unrealized.....           -            8.32         1.62             3.32
                                                --------      --------     --------     ------------
       Total From Investment Operations..            .02         8.34         1.66             3.31

Less Distributions
------------------
     Dividends (from net
       investment income)................           (.06)        (.04)        -                -
     Distributions from realized
          capital gains..................           (.83)        (.70)       (1.01)            -
                                                --------     --------     --------      ------------
       Total  Distributions..............           (.89)        (.74)       (1.01)            -
                                                --------     --------     --------      ------------

Net Asset Value, End  of Period..........       $  21.85     $  22.72     $  15.12      $     14.47
                                                ========     ========     ========      ============

Total Return (1) ........................          0.02%       56.59%       11.78%           26.42%*
----------------


Ratios/Supplemental Data
------------------------
     Net Assets, End of Period
         (000 omitted)...................        861,697       573,309      117,255        11,729

     Ratio of Expenses to  Average
         Net Assets......................         1.74%*         1.73%        1.73%        1.78%*

     Ratio of Net Income to Average
         Net Assets......................          .10%*          .13%         .44%         .23%*

     Portfolio Turnover Rate.............          4.88%       23.54%           19%           15%

     Average Commission Rate
         par share                                 $.0600      $.0600         -                -


(1) Contingent deferred sales charges are not reflected in calculation.

*     Annualized.

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS

===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

CLASS Y

                                                                            OCTOBER 2, 1996
                                                              SIX MONTHS     (COMMENCEMENT
                                                                ENDED        OF OPERATIONS)
                                                               1/31/98         THROUGH
                                                              (UNAUDITED)      7/31/97
                                                              -----------      -------
Net Asset Value, Beginning of Period...................       $  23.12        $  16.66
                                                              --------        --------

Income From Investment Operations
---------------------------------
     Net Investment Income.............................            .12             .15
     Net Gains on Securities (both realized and                    .03            7.07
         unrealized)...................................       --------        --------
       Total From Investment Operations................            .15            7.22

Less Distributions
------------------
     Dividends (from net investment income)............           (.29)           (.06)
     Distributions from realized capital gains.........           (.83)           (.70)
                                                              --------        --------
       Total  Distributions............................          (1.12)           (.76)
                                                              --------        --------

Net Asset Value, End of Period.........................       $  22.15        $  23.12
                                                              ========        ========

Total Return ..........................................           0.58%          44.71%
------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000 omitted)...........          741,010         533,585
     Ratio of Expenses to  Average Net Assets..........            .62%*           .62%*
     Ratio of Net Income to Average Net Assets.........           1.22%*          1.19%*
     Portfolio Turnover Rate...........................           4.88%          23.54%
     Average Commission Rate par share.................          $.0600          $.0600


*  Annualized.

                                 DAVIS NEW YORK

                               VENTURE FUND, INC.

               124 East Marcy Street, Santa Fe, New Mexico 87501
===============================================================================

          DIRECTORS                      OFFICERS
          Wesley E. Bass, Jr.            Jeremy H. Biggs
          Jeremy H. Biggs                    Chairman
          Marc P. Blum                   Shelby M. C. Davis
          Andrew  A. Davis                   President
          Christopher C. Davis           Kenneth C. Eich
          Eugene M. Feinblatt                Vice President
          Jerry D. Geist                 Eileen R. Street
          D. James Guzy                      Vice President,
          G. Bernard Hamilton                 Treasurer & Assistant Secretary
          LeRoy E. Hoffberger            Thomas D. Tays
          Laurence W. Levine                 Vice President& Secretary
          Christian R. Sonne             Christopher C. Davis
                                             Vice President
                                         Andrew A. Davis
                                             Vice President
                                         Carolyn H. Spolidoro
                                             Vice President
                                         Sharra L. Reed
                                              Assistant Treasurer
                                              & Assistant Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
KPMG Peat Marwick LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


===============================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND, INC. INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
===============================================================================